                                                                    Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year 1999, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE                    TITLE                       DATE
         ---------                    -----                       ----

/s/ Clyde R. Moore             President and Chief           March 20, 2000
----------------------------   Executive Officer and
Clyde R. Moore                 Director


/s/ Ernest H. Drew             Director                      March 21, 2000
----------------------------
Ernest H. Drew


/s/ T. Kevin Dunnigan          Chairman of the Board         March 21, 2000
----------------------------   and Director
T. Kevin Dunnigan


/s/ Jeananne K. Hauswald       Director                      March 21, 2000
----------------------------
Jeananne K. Hauswald


/s/ Dean Jernigan              Director                      March 21, 2000
----------------------------
Dean Jernigan


/s/ Fred R. Jones              Vice President-Chief          March 20, 2000
----------------------------   Financial Officer
Fred R. Jones

/s/ Ronald B. Kalich, Sr       Director                      March 20, 2000
----------------------------
Ronald B. Kalich, Sr.


/s/ Robert A. Kenkel           Director                      March 21, 2000
----------------------------
Robert A. Kenkel


/s/ Kenneth R. Masterson       Director                      March 20, 2000
----------------------------
Kenneth R. Masterson


/s/ Thomas C. Mcdermott        Director                      March 18, 2000
----------------------------
Thomas C. McDermott


/s/ Jean-Paul Richard          Director                      March 21, 2000
----------------------------
Jean-Paul Richard


/s/ Jerre L. Stead             Director                      March 21, 2000
----------------------------
Jerre L. Stead


/s/ William H. Waltrip         Director                      March 21, 2000
----------------------------
William H. Waltrip